                                                                     EXHIBIT 4.1

    --------------                                   --------------
        NUMBER                                           SHARES

    LU                              PACIFIC
    --------------        [GRAPHIC] MERCANTILE       --------------
                                    BANCORP
     COMMON STOCK                                     COMMON STOCK

                                                 SEE REVERSE FOR STATEMENTS
INCORPORATED UNDER THE LAWS                   RELATING TO RIGHTS, PREFERENCES,
OF THE STATE OF CALIFORNIA                  PRIVILEGES AND RESTRICTIONS, IF ANY

                                                   CUSIP 0694553 10 8

--------------------------------------------------------------------------------
This Certifies that



is the record holder of
--------------------------------------------------------------------------------

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

     ---=================== PACIFIC MERCANTILE BANCORP ====================---

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated:

                                [CORPORATE SEAL]

           SECRETARY                                       PRESIDENT


                                            COUNTERSIGNED AND REGISTERED:
                                               U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR

                                            BY

                                                            AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                  UNIF GIFT MIN ACT -- .............. Custodian ..................
TEN ENT --  as tenants by the entireties                                   (Cust)                     (Minor)
JT TEN  --  as joint tenants with right of                             under Uniform Gifts to Minors
            survivorship and not as tenants                            Act .......................................
            in common                                                                      (State)
                                                  UNIF TRF MIN ACT  -- .............. Custodian (until age ......)
                                                                           (Cust)
                                                                       ................... under Uniform Transfers
                                                                             (Minor)
                                                                       to Minors Act .............................
                                                                                                (State)
                  Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                      X ________________________________________________________

                      X ________________________________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.